SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 1, 2002

Leggett & Platt, Incorporated
(Exact Name of Registrant as Specified in Charter)

Missouri	1-7845	44-0324630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
No. 1 Leggett Road, Carthage, MO	64836
(Address of Principal Pxecutive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(417) 358-8131

Item 5.        Other Events.

        Citing personal reasons, Mr. Bob L. Gaddy has resigned as head of the Registrant's Aluminum Segment and Senior Vice President of the Registrant.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED (Registrant)
Date: March 1, 2002	By:	/s/ Felix E. Wright
Felix E. Wright President and Chief Executive Officer

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